UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414)-765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

Annual Report

August 31, 2014

Samson STRONG Nations Currency Fund

Institutional Class
(SCAFX)

Investment Adviser

Samson Capital Advisors LLC
600 Lexington Avenue, 20th Floor
New York, New York  10022

Phone: 1-855-SCA-FNDS (1-855-722-3637)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	14
INVESTMENT HIGHLIGHTS	16
SCHEDULE OF INVESTMENTS	19
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	23
STATEMENT OF ASSETS AND LIABILITIES	24
STATEMENT OF OPERATIONS	25
STATEMENTS OF CHANGES IN NET ASSETS	26
FINANCIAL HIGHLIGHTS	27
NOTES TO FINANCIAL STATEMENTS	28
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	39
NOTICE OF PRIVACY POLICY & PRACTICES	43
ADDITIONAL INFORMATION	44

Dear Shareholder,

Certainly, the recent dollar rally has been of concern to all currency investors. The currencies of fading hegemons like the Japanese yen, and the euro are down sharply, emerging market currencies have been down in value against the dollar by varying amounts, and even STRONG nation currencies have been under pressure.  Thus far the dollar rally has been indiscriminant, as the U.S. currency has moved up against virtually all foreign currencies. It is important to note that we do not believe the type of broad based dollar rally we have seen is sustainable for the longer term, certainly not against most STRONG balance sheet nations. In the intermediate term, we think it likely that the character of the dollar rally will evolve from a rally against all currencies to a rally that is narrower – primarily a price adjustment that is felt most sharply by the other fading hegemons, and financially frail emerging market currencies.  When we examine the fundamental case for a dollar rally against the euro and the yen, in particular, it will become clearer why the causes for the dollar rally against those currencies does not readily translate to a sustained rally against STRONG nations’ currencies.

The dollar rally against the fading hegemons has been driven by a basket of inter-related factors: growth and inflation differentials and their consequential impact on relative central bank policy and bond yields. Simply put, the Eurozone economy remains very weak, the risks of deflation has been rising, and the European Central Bank has announced it will embark on a new program of quantitative easing to reverse those trends.

Exhibit 1: Eurozone Real GDP Growth Rate

Source: Eurostat

The situation in Japan, and the policy mix, is somewhat similar.  Yield hungry global investors, who look at the U.S. Treasury market in the context of the low yields offered by German and Japanese bond markets, have been choosing the Treasury market as the destination for their investments and this flow of capital supports a dollar rally against those currencies.

Exhibit 2: Sovereign Yield Curves as of August 31, 2014

Source: Merrill Lynch

It is worth noting that in our last letter to shareholders in our February 28, 2014 semiannual report, we observed that the euro was at an extreme level of overvaluation, particularly against a basket of “mid cap” currencies (defined as those currencies with the next largest daily trading volume outside the G4, which includes many of our 2014, STRONG nations currencies). Since our last report to shareholders on February 28th, the euro has fallen and has greatly underperformed the mid cap average.

We believe we are now entering an environment more favorable to STRONG nations currencies on a relative basis, and less favorable to fading hegemons. We can see this shift in relative performance has been moving in favor of STRONG nations currencies when we look at the charts below.

Exhibit 3: Difference of 12 Month Rolling Returns, Mid Cap Average* – Euro

*
The Mid Cap Average is a float weighted basket of currencies with 0.5-5.0% share of total foreign currency daily turnover as of 12/31/13 per the Bank of International Settlements.  It includes:  Australian dollar, Swiss franc, Canadian dollar, Mexican peso, Chinese renminbi, New Zealand dollar, Swedish krona, Russian ruble, Hong Kong dollar, Norwegian krone, Singapore dollar, Turkish new lira, South Korean won, South African rand, and Brazilian real.

Source: Bloomberg as of August 31, 2014

Average Annual Total Returns as of Month Ending August 31, 2014

	1 Year	Since Inception (8/31/12)
SCAFX (Institutional)(1)	-3.51%	-3.97%
	Gross	Net
Expense Ratio	1.44%	1.03%

Past performance does not guarantee future results.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-SCA-FNDS. The Adviser has agreed to waive its management fees and/or reimburse Fund expenses through at least August 31, 2015.

(1)	Effective May 30, 2014 Investor Class shares were closed and converted into the Fund’s Institutional Class shares.

Exhibit 4: Difference of 3 Month Rolling Returns, Samson STRONG Nations Currency Fund – Euro

Source: Bloomberg as of August 31, 2014

While we do not believe the Fed will be tightening anytime soon, many investors believe the Fed is closer to raising interest rates than any other major central bank and that has given support to a dollar rally.  The implied forwards embedded in the U.S. Treasury curve support our view on this point. As the chart below shows, the Treasury market is already discounting a big increase in short rates over the next year.

Exhibit 5: US Treasury Forward Curve	Exhibit 6: US CPI YOY

Source: Bloomberg as of August 31, 2014

Yet, like the European Central Bank (ECB), the Fed wants the level of inflation to rise, and, as the recent Consumer Price Index (CPI) report showed, the rate of inflation has been actually falling. As long as raising the level of inflation well above 2% remains a focus of Federal Reserve policy, the Fed will not raise interest rates anytime soon.  And, if the Fed is not likely to raise rates, then the dollar has surged too much against all currencies.

In this context, we think the dollar rally will evolve and that currency styles will diverge in performance. As the currencies of fading hegemons seem to be driven by the central bank policy cycle at this time, we believe they will continue to be adversely impacted by the Quantitative Easing policies being pursued by the ECB and the Bank of Japan. Emerging market currencies that are impacted by overall global growth concerns, and whose more fragile financial systems can be threatened by even the possibility of a tighter Fed policy will also be pressured. We think our STRONG nations currencies, with superior longer term growth prospects, healthier employment rates, stronger balance sheets, and more effective governments, are better positioned to respond to a multiplicity of rising challenges, and will fare better, on a relative value basis, in the environment ahead. In the meantime, we will continue to use our fundamental approach to currency analysis to select our currencies, while using our risk management disciplines to mitigate the volatility of the markets, as we seek to continue to deliver the diversification benefits of currencies as an asset class.

Management Discussion of Fund Performance

For the twelve month period of August 31, 2013 through August 31, 2014, the return for the Samson STRONG Nations Currency Fund (the “Fund” or “STRONG”) -3.51%. The 3-Month T-Bill returned 0.05% for the same period. As a matter of reference, the inverse of the U.S. Dollar Index, which represents the performance of major currencies and is dominated by the type of “large cap” currencies we do not purchase (i.e. the euro, Japanese yen, and British pound), had a return of -0.80% for the period. It should be noted this currency benchmark does not hold gold, short maturity bonds or most of the strong balance sheet currencies in our strategy. As the data below shows, the performance among STRONG nation’s currencies was highly varied. For the trailing 12-month period, we can see that the Asian currencies in our solution set did best, benefiting from healthier economies geared to higher (if decelerating) Chinese growth rates. Currencies more closely associated with slower growth in Europe and North America generally performed more poorly. Our allocations to these currencies, as well as gold, proved to be a particularly negative drag on performance.

Exhibit 7: Spot Currency Performance Relative to USD (8/31/13 - 8/31/14)

Currency	Spot Return
South Korean Won	9.41%
New Zealand Dollar	8.22%
Australian Dollar	4.92%
Israeli Shekel	2.46%
Singapore Dollar	2.08%
Swiss Franc	1.26%
Taiwan Dollar	0.18%
Inverse US Dollar Index	-0.80%
Norwegian Krone	-1.28%
Canadian Dollar	-3.14%
Swedish Krona	-5.33%
Gold	-7.74%
Czech Koruna	-7.89%
Chilean Pesos	-12.94%

Source: Bloomberg

Our holdings at the end of the period show we continue to maintain a geographic balance in our positioning, but that we are also increasingly deemphasizing European and commodity exposures. While we maintained exposures to commodity related Canadian and Australian dollars, as well as the Norwegian krone, we eliminated our exposure to Chilean pesos. We also reduced our European exposures by essentially eliminating our Swedish krona currency exposures. At this time we have hedged more than 18% of the portfolio as a way to continue to reduce volatility and mitigate the drawdowns caused by a further dollar rally. Our decisions have been influenced by our proprietary single currency momentum studies among other factors.

Exhibit 8: STRONG Currency Exposure as of 8/31/14

Exhibit 9: STRONG’s Diversification Benefits, Daily Correlation (8/31/12 – 8/31/14):

In a year characterized by a sharp rise in geopolitical tensions and large swings in equity, commodity, and currency market valuations, we continue to be pleased that our risk management disciplines are allowing us to deliver the currency diversification benefits of STRONG nations currencies, with less volatility. Investors in STRONG have benefited from its diversification features and risk management and obtained currency exposure through this low volatility strategy.  The annualized standard deviation of returns for STRONG since inception was 3.69% as of August 31, 2014.  During that same time, the Fed Major Currencies Index and many individual currencies generated much higher volatilities, as the table below demonstrates.

Exhibit 10: Annualized Standard Deviation of Monthly Returns (8/31/12 - 8/31/14)

Source: Bloomberg

A number of our investors are also increasingly looking towards our Fund as a source of currency exposures that cannot readily be obtained through a typical global bond index.  The chart below compares the currency exposure of the Barclays Global Treasury ex U.S. Index to STRONG’s exposure. Needless to say, the industry standard market capitalization indices do not offer exposure to the type of mid cap currencies we utilize. We look forward to updating investors on these concepts in future reports.

Exhibit 11: Currency Exposure Comparison

	Samson STRONG	Barclays Global
	Nations	Treasury
	Currency Fund	ex-US Index
As of	8/31/2014	8/31/2014
South Korean Won	9.70%
Norwegian Krone	9.45%	0.26%
Singapore Dollar	9.38%
Australian Dollar	9.34%	1.54%
Canadian Dollar	9.34%	2.06%
Taiwan Dollar	9.32%
New Zealand Dollar	9.23%	0.26%
Israeli Shekel	9.05%	0.33%
Gold	6.89%
Swedish Krona	0.04%	0.45%
US Dollar/Hedged	18.26%
Chilean Peso		0.03%
Czech Koruna		0.27%
Danish Krone		0.74%
Euro		38.74%
Hong Kong Dollar		0.05%
Japanese Yen		37.00%
Korean Won		2.86%
Malaysia Ringgit		0.51%
Mexican Peso		0.91%
Turkish Lira		0.44%
Polish Zloty		0.60%
British Pound		10.72%
Russian Ruble		0.32%
S African Rand		0.51%
Singapore Dollar		0.36%
Swiss Franc		0.54%
Thai Baht		0.50%

Sources: Barclays, Bloomberg

Definitions and Disclosures

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-SCA-FNDS. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. The Gross Expense Ratio is 1.44% (Institutional Class).

Investment Terms

•
Cumulative currency return is measured relative to the U.S. Dollar.  For example: The cumulative return of the Japanese Yen (JPY) from 12/31/1999 through 12/31/2010 was 32.3%.  This means that if an investor had $1 worth of JPY on 12/31/1999, held it for the 10 year period, and then changed it back into U.S. Dollars on 12/31/10, it would be worth $1.323.

•	Annualized standard deviation is a measure of volatility, specifically, the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation.
•
A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Index Definitions

•	The 3-Month T-Bill is a short term debt obligation backed by the U.S. government with a maturity of three months.
•
The Barclays 5 Year Municipal Index is a rules-based and market value weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies:  Moody’s, S&P, Fitch. The bonds must be between 4 to 6 years from their maturity date.

•	Barclays U.S. Aggregate Index provides a broad-based measure of U.S. investment-grade fixed income markets.
•
Barclays Global Aggregate ex U.S.  Index provides a broad-based measure of the global investment-grade fixed income markets. The two major components of this Index are the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.  The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

•	Barclays Global Treasury ex U.S. Index is composed of the Treasury securities included in the Barclays Global Aggregate ex U.S. Index.
•
Federal Reserve Major Currencies Index measures the strength of the U.S. Dollar against a trade weighted basket of currencies.  The weightings of this Index are rebalanced on an ad hoc basis by the Federal Reserve.  The inverse of this Index measures the strength of a trade weighted basket of currencies against the U.S. Dollar.

•	MSCI EAFE Index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia, and Southeast Asia.
•	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
•	S&P 500 Index® is a benchmark representation of the U.S. 500 large-cap equities market.

•	Goldman Sachs Commodity Index (GSCI) is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures.
•
U.S. Dollar Index calculates the return of a trade weighted basket of currencies versus the U.S. Dollar.  The inverse of this Index measures the strength of a trade weighted basket of currencies against the U.S. Dollar. U.S. Dollar Index® and USDX® are trademarks and service marks of the ICE®.  Neither the ICE® nor its affiliates are connected with or express any opinion concerning the Samson STRONG Nations Currency Fund.

A currency is a form of monetary units issued by a sovereign nation as a mode of exchange.  Currencies are stores of value subject to trading between nations and investors in foreign exchange markets, which determine the relative value of different currencies.  The value of a currency is determined in comparison to another reference currency; thus, the value of one currency relative to another could rise due to strengthening economic conditions in the first nation and/or weakening economic conditions in the second.  Since governments and their constituent central banks retain control over coinage and issuance, the value of currencies may also be affected by government fiscal policy, central bank monetary action, and trade policy (including tariffs, currency pegs, and capital controls).  Further, non-U.S. Dollar-denominated short duration fixed income securities often proxy for currencies, but like other fixed income securities, introduce an element of interest rate risk as well.

A stock is a security representing an equity, or ownership interest, in a company.  Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders.  In addition, stock prices are generally more volatile than bond prices.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities.  Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange.  Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company.  There is typically no guarantee of any kind associated with the purchase of an individual stock.  Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern.  The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Jonathan E. Lewis	Iraj Kani, PhD
Lead Portfolio Manager	Co-Portfolio Manager

The Samson STRONG Nations Currency Fund is distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the schedule of investments and the schedule of open foward currency contracts of this report.

Must be preceded or accompanied by a Prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. The Fund may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Samson STRONG Nations Currency Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14 – 8/31/14).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Samson STRONG Nations Currency Fund
Expense Example (Continued)
(Unaudited)

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2014 -
	March 1, 2014	August 31, 2014	August 31, 2014*
Actual	$1,000.00	$983.40	$5.00
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Samson STRONG Nations Currency Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate positive returns with limited drawdowns over full market cycles through investments in currencies, securities, and instruments that are associated with strong nations.  The Fund focuses on the currencies of nations with healthy economies and financial systems, healthy fiscal trends, more democratic governance, rule of law, transparency and with societies that are becoming more free.  We will also seek to hedge foreign currency exposures back into the dollar during periods of dollar rally.

STRONG nations are nations and regions that share the following characteristics:

S	Sustainability
Healthy Fiscal Trends
T	Transparency
Readily Available Data
R	Regulatory Quality
Rule of Law
O	Openness
Freer Countries and FX (foreign exchange or Forex) Rates
N	National Fundamentals
Healthier Economies and Financial Systems
G	Governance
More Democratic

Allocation of Portfolio Holdings
(% of Investments)*

* As of August 31, 2014

Samson STRONG Nations Currency Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns – As of August 31, 2014

		Since
	One	Inception
	Year	(8/31/12)
Institutional Class	(3.51)%	(3.97)%
BofA Merrill Lynch 3 Month Treasury Bill Index	0.05%	0.08%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-SCA-FNDS (1-855-722-3637).

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on August 31, 2012, the inception date of the Fund.  The graph does not reflect any future performance.

The BofA Merrill Lynch 3 Month Treasury Bill Index is an unmanaged index that tracks 3 month U.S. government securities.  One cannot invest directly in an index.

Samson STRONG Nations Currency Fund
Investment Highlights (Continued)
(Unaudited)

Institutional Class
Growth of $100,000 Investment

*  Inception Date

Samson STRONG Nations Currency Fund

Schedule of Investments

August 31, 2014

	Principal
	Amount	Currency	Value
AUSTRALIA – 8.15%

Foreign Government Bonds – 8.15%
Australia Government Bond
6.250%, 04/15/2015	2,400,000	AUD	$2,293,758
4.750%, 10/21/2015	1,600,000	AUD	1,532,013
Queensland Treasury Corp.
6.000%, 04/21/2016	2,400,000	AUD	2,360,465
TOTAL AUSTRALIA (Cost $6,025,514)			6,186,236

CANADA – 16.77%

Foreign Government Agency Issues – 8.62%
Province of British Columbia, Canada
1.200%, 04/25/2017	2,000,000	USD	2,014,526
Province of Manitoba, Canada
1.300%, 04/03/2017	2,000,000	USD	2,017,858
Province of Ontario, Canada
0.950%, 05/26/2015	1,888,000	USD	1,898,231
2.700%, 06/16/2015	200,000	USD	203,910
1.000%, 07/22/2016	400,000	USD	402,812
			6,537,337
Foreign Government Bonds – 8.15%
Canadian Government Bond
1.000%, 08/01/2016	1,800,000	CAD	1,652,249
1.500%, 03/01/2017	1,000,000	CAD	928,235
1.500%, 09/01/2017	2,450,000	CAD	2,271,494
1.250%, 03/01/2018	1,450,000	CAD	1,332,792
			6,184,770
TOTAL CANADA (Cost $12,922,691)			12,722,107

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2014

	Principal
	Amount	Currency	Value
GERMANY – 2.66%

Foreign Government Agency Issues – 2.66%
KFW
4.125%, 10/15/2014	1,000,000	USD	$1,004,604
2.625%, 03/03/2015	1,000,000	USD	1,012,121
TOTAL GERMANY (Cost $2,015,669)			2,016,725

	Shares
GOLD – 6.90%
iShares Gold Trust (a)	210,325	USD	2,620,649
SPDR Gold Shares (a)	21,125	USD	2,616,543
TOTAL GOLD (Cost $5,211,546)			5,237,192

	Principal
	Amount
MULTILATERAL INSTITUTIONS – 9.31%

Foreign Government Agency Issues – 9.31%
Asian Development Bank
2.625%, 02/09/2015	500,000	USD	505,421
Inter-American Development Bank
0.500%, 08/17/2015	750,000	USD	752,556
5.125%, 09/13/2016	1,000,000	USD	1,088,826
1.125%, 03/15/2017	500,000	USD	505,688
International Bank for
Reconstruction & Development
2.375%, 05/26/2015	1,000,000	USD	1,016,515
0.500%, 04/15/2016	1,000,000	USD	999,840
Nordic Investment Bank
5.000%, 02/01/2017	2,000,000	USD	2,198,502
TOTAL MULTILATERAL INSTITUTIONS
(Cost $7,061,370)			7,067,348

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2014

	Principal
	Amount	Currency	Value
NEW ZEALAND – 8.11%

Foreign Government Bonds – 8.11%
New Zealand Government Bond
6.000%, 04/15/2015	4,350,000	NZD	$3,692,924
6.000%, 04/15/2015	2,900,000	NZD	2,461,950
TOTAL NEW ZEALAND ($6,103,329)			6,154,874

NORWAY – 4.36%

Foreign Government Bonds – 4.36%
Norway Government Bond
5.000%, 05/15/2015	20,000,000	NOK	3,308,352
TOTAL NORWAY (Cost $3,487,024)			3,308,352

SWEDEN – 9.60%

Foreign Government Agency Issues – 2.68%
Svensk Exportkredit AB
1.750%, 10/20/2015	2,000,000	USD	2,033,170

Foreign Government Bonds – 6.92%
Sweden Government Bond
4.500%, 08/12/2015	11,000,000	SEK	1,638,803
3.000%, 07/12/2016	24,000,000	SEK	3,613,645
			5,252,448
TOTAL SWEDEN (Cost $7,452,575)			7,285,618

	Shares
UNITED STATES – 24.67%

Short-Term Investments – 2.42%
Fidelity Institutional Money Market Funds –
Money Market Portfolio, 0.044%	1,839,491	USD	1,839,491

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Investments (Continued)

August 31, 2014

	Principal
	Amount	Currency	Value
U.S. Government Notes – 18.95%
0.625%, 02/15/2017	4,500,000	USD	$4,489,979
0.625%, 08/31/2017	7,500,000	USD	7,422,660
0.625%, 09/30/2017	2,500,000	USD	2,470,605
			14,383,244

U.S. Treasury Bills – 3.30%
0.041%, 10/02/2014 (b)	1,400,000	USD	1,399,948
0.041%, 12/18/2014 (b)	1,100,000	USD	1,099,962
			2,499,910
TOTAL UNITED STATES
(Cost $18,689,388)			18,722,645
Total Investments (Cost $68,969,106) – 90.53%			68,701,097
Other Assets in Excess of Liabilities – 9.47%			7,187,865
TOTAL NET ASSETS – 100.00%			$75,888,962

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Rate shown is effective yield based on the purchase price. The calculation assumes the security is held to maturity.

Currency abbreviations:
AUD – Australian Dollar
CAD – Canadian Dollar
NZD – New Zealand Dollar
NOK – Norwegian Kroner
SEK – Swedish Krona

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Schedule of Open Forward Currency Contracts

August 31, 2014
Purchase Contracts:
				Amount of		Amount of
Counter-		Forward	Currency	Currency	Currency	Currency	Unrealized
party of	Notional	Expiration	to be	to be	to be	to be	Appreciation
contract	Amount	Date	Received	Received	Delivered	Delivered	(Depreciation)
JPM	4,057,000,000	9/15/14	CLP	$6,903,317	USD	$7,175,451	$(272,134)
STA	24,565,000	9/15/14	ILS	6,872,917	USD	7,173,310	(300,393)
STA	11,050,000,000	9/15/14	KRW	10,888,299	USD	10,776,908	111,391
CITI	8,900,000	9/15/14	SGD	7,125,293	USD	7,173,370	(48,077)
CITI	214,700,000	9/15/14	TWD	7,183,681	USD	7,180,602	3,079
							$(506,134)

Sales Contracts:
				Amount of		Amount of
Counter-		Forward	Currency	Currency	Currency	Currency	Unrealized
party of	Notional	Expiration	to be	to be	to be	to be	Appreciation
contract	Amount	Date	Received	Received	Delivered	Delivered	(Depreciation)
JPM	4,057,000,000	9/15/14	USD	$(6,903,317)	CLP	$(6,999,043)	$95,726
STA	3,680,000,000	9/15/14	USD	(3,626,149)	KRW	(3,543,066)	(83,083)
JPM	43,100,000	9/15/14	USD	(6,166,294)	SEK	(6,307,431)	141,137
							$153,780
							$(352,354)

Counterparty abbreviations:
CITI – Citigroup, Inc.
JPM – J.P. Morgan Chase Bank, N.A.
STA – State Street Bank & Trust Co.

Currency abbreviations:
CLP – Chilean Peso
ILS – Israeli Shequel
KRW – South Korean Won
SEK – Swedish Krona
SGD – Singapore Dollar
TWD – Taiwan Dollar
USD – U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statement of Assets and Liabilities

August 31, 2014

ASSETS
Investments, at value (cost $68,969,106)	$68,701,097
Foreign currency, at value (cost $7,233,658)	7,121,840
Receivables:
Unrealized appreciation on forward currency exchange contracts	351,333
Dividends and interest	507,660
Other assets	10,682
TOTAL ASSETS	76,692,612
LIABILITIES
Payables:
To affiliates	25,116
To adviser	37,799
Unrealized depreciation on forward currency exchange contracts	703,687
Accrued expenses and other liabilities	37,048
TOTAL LIABILITIES	803,650
NET ASSETS	$75,888,962
Net assets consist of:
Paid-in capital	$81,063,622
Undistributed net investment loss	(3,077,099)
Accumulated net realized loss	(1,360,162)
Net unrealized appreciation (depreciation) on:
Investments	(268,009)
Forward contracts	(352,354)
Foreign currency translation	(117,036)
NET ASSETS	$75,888,962
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,125,098
Net asset value, redemption price and offering price per share	$18.40

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statement of Operations

For the Year Ended August 31, 2014
INVESTMENT INCOME
Interest income	$580,269
TOTAL INVESTMENT INCOME	580,269
EXPENSES
Management fees	418,829
Administration and accounting fees	107,058
Transfer agent fees and expenses	54,080
Federal and state registration fees	36,679
Custody fees	28,826
Audit and tax fees	28,170
Legal fees	15,597
Chief Compliance Officer fees	11,997
Reports to shareholders	5,426
Trustees’ fees and related expenses	5,055
Distribution Fees – Investor Class(1)	236
Service Fees – Investor Class(1)	52
Interest Expense	6
Other expenses	7,101
TOTAL EXPENSES	719,112
Less expense waiver by Adviser (Note 4)	(120,458)
NET EXPENSES	598,654
NET INVESTMENT LOSS	(18,385)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(767,544)
Forward contracts	(1,320,490)
Foreign currency translation	(142,513)
(2,230,547)

Net change in unrealized appreciation (depreciation) on:
Investments	235,702
Forward contracts	(182,460)
Foreign currency translation	(78,812)
(25,570)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,256,117)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,274,502)

(1)	Investor Class shares converted to Institutional Shares on May 30, 2014. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
FROM OPERATIONS
Net investment loss	$(18,385)	$(78,736)
Net realized loss on:
Investments	(767,544)	(1,592,660)
Forward contracts	(1,320,490)	(274,236)
Foreign currency translation	(142,513)	(153,847)
Net change in unrealized
appreciation (depreciation) on:
Investments	235,702	(503,711)
Forward contracts	(182,460)	(169,894)
Foreign currency translation	(78,812)	(38,224)
Net decrease in net assets from operations	(2,274,502)	(2,811,308)

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(923)	(88,735)
Net investment income – Investor Class(1)	—	(115)
Net decrease in net assets resulting
from distributions paid	(923)	(88,850)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	46,436,435	56,716,285
Proceeds from shares sold – Investor Class(1)	81,254	164,981
Proceeds from exchange of Investor Class(1)	178,417	—
Net asset value of shares issued to
shareholders in payment of
distributions declared – Institutional Class	694	25,461
Payments for shares redeemed – Institutional Class	(20,898,138)	(1,405,576)
Payments for shares redeemed – Investor Class(1)	(56,770)	(81)
Payments for exchange to Institutional Class(1)	(178,417)	—
Net increase in net assets from
capital share transactions	25,563,475	55,501,070
TOTAL INCREASE IN NET ASSETS	23,288,050	52,600,912

NET ASSETS:
Beginning of Year	52,600,912	—
End of Year	$75,888,962	$52,600,912
UNDISTRIBUTED NET INVESTMENT LOSS	$(3,077,099)	$(1,327,748)

(1)	Investor Class shares converted to Institutional Shares on May 30, 2014. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund

Financial Highlights

Institutional Share Class
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended		Year Ended
	August 31, 2014		August 31, 2013
Net Asset Value, Beginning of Year	$19.07		$20.00

Income from investment operations:
Net investment loss(1)	(0.01)		(0.03)
Net realized and unrealized loss on investments	(0.66)		(0.85)
Total from investment operations	(0.67)		(0.88)

Less distributions paid:
From net investment income	(0.00	)(2)	(0.05)
Total distributions paid	—		(0.05)

Net Asset Value, End of Year	$18.40		$19.07

Total return	(3.51)%		(4.43)%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$75,889		$52,444

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses	1.20%		1.41%
After waivers and reimbursements of expenses	1.00%		1.00%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses	(0.23)%		(0.59)%
After waivers and reimbursements of expenses	(0.03)%		(0.18)%

Portfolio turnover rate	131.27%		66.13%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Samson STRONG Nations Currency Fund
Notes to Financial Statements
August 31, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Samson STRONG Nations Currency Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to generate positive returns with limited drawdowns over full market cycles through investments in currencies, securities, and instruments that are associated with strong nations.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund currently offers only Institutional Class shares. Effective May 30, 2014, the Fund ceased offering its Investor Class shares to the public and began offering Institutional Class shares only.  The remaining Investor Class shares converted to Institutional shares on May 30, 2014.  The Fund became effective on August 31, 2012 and commenced investment operations on September 1, 2012.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Samson Capital Advisors LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2014:

	Level 1	Level 2	Level 3(3)	Total
Equities(1):
Gold Funds	$5,237,192	$—	$—	$5,237,192
Total Equities	$5,237,192	$—	$—	$5,237,192
Fixed Income(1):
Foreign Government
Agency Issues	—	17,654,580	—	17,654,580
Foreign Government Bonds	—	27,086,680	—	27,086,680
U.S. Government Bills	—	2,499,910	—	2,499,910
U.S. Government Notes	—	14,383,244	—	14,383,244
Total Fixed Income	$—	$61,624,414	$—	$61,624,414
Short-Term Investments	$1,839,491	$—	$—	$1,839,491
Total Investments
in Securities	$7,076,683	$61,624,414	$—	$68,701,097
Other Financial
Instruments(2)	$—	$(352,354)	$—	$(352,354)

(1)	See the Schedule of Investments for geographic classifications.
(2)
Other financial instruments are forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument. See Schedule of Investments for Open Forward Currency Contracts for a list of purchase and sales contracts.

(3)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. For the year ended August 31, 2014, the Fund did not have significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

(c)	Derivative Instruments

In pursuing its investment goal, the Fund may enter into derivative currency transactions, including currency forwards.  The Fund’s derivative transactions will typically be fully collateralized on a net basis.  The Fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency.  The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2014 was as follows:

	Asset Derivatives
Derivatives not accounted	Statement of Assets and
for as hedging instruments	Liabilities Location	Value
Foreign Exchange Contracts –	Appreciation on forward
Currency	currency exchange contracts	$351,333
Total		$351,333

	Liability Derivatives
Derivatives not accounted	Statement of Assets and
for as hedging instruments	Liabilities Location	Value
Foreign Exchange Contracts –	Depreciation on forward
Currency	currency exchange contracts	$(703,687)
Total		$(703,687)

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Forward
for as hedging instruments	Currency Contracts
Foreign Exchange Contracts	$(1,320,490)
Total	$(1,320,490)

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted	Forward
for as hedging instruments	Currency Contracts
Foreign Exchange Contracts	$(182,460)
Total	$(182,460)

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

The average monthly notional amount of forward currency contracts during the year ended August 31, 2014 were as follows:

Long Positions	Short Positions
$10,300,050,333	$4,180,222,917

Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

(e)	Distributions to Shareholders

The Fund will distribute any net investment income at least annually.  The Fund will distribute any net realized long or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.  Expenses directly attributable to a class of shares, which presently only include distribution and shareholder servicing fees, are recorded to the specific class.

(i)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds.  Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2014 and 2013 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
August 31, 2014	$923	$—
August 31, 2013	$88,850	$—

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

As of August 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$68,940,887
Gross tax unrealized appreciation	1,283,583
Gross tax unrealized depreciation	(1,523,373)
Net tax unrealized appreciation (depreciation)	(239,790)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(4,934,870)
Total accumulated earnings (losses)	$(5,174,660)

At August 31, 2014 the Fund deferred, on a tax basis, late-year ordinary losses and post-October capital losses of:

Ordinary	Capital
$(3,208,047)	$(397,347)

At August 31, 2014 the Fund had tax basis capital losses which may be carried forward to offset future capital gains indefinitely.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Short-Term	Long-Term
$(588,866)	$(271,220)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2014, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$(1,730,043)
Accumulated Net Realized Loss	1,730,966
Paid-in Capital	(923)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2014.  The Fund recognized no interest and penalties related to uncertain tax benefits during the fiscal year 2014.  At August 31, 2014, the fiscal years 2013-2014 remained open to examination in the Fund’s major tax jurisdictions.

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through August 22, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary, expenses such as litigation) do not exceed 1.00% (the “Expense Limitation Cap”) of the average daily net assets of the Fund.  For the year ended August 31, 2014, expenses of $120,458 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

August 31, 2016	$181,808
August 31, 2017	$120,458

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Investor Class shares.  During the year ended August 31, 2014, the Fund incurred expenses of $236 pursuant to the 12b-1 Plan.

The Trust also adopted a Shareholder Servicing Plan, on behalf of the Fund, which authorizes payment of a shareholder servicing fee to third parties of 0.10% of the average daily net assets of the Investor Class shares, for certain services provided to existing shareholders.  During the year ended August 31, 2014, the Fund incurred $52 for shareholder servicing fees.

The Fund converted its Investor Class shares into Institutional Class shares effective May 30, 2014 (See Note 1).

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the year ended August 31, 2014, the Fund incurred $107,058 in administration and accounting fees.  At August 31, 2014, the Administrator was owed fees of $14,855.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended August 31, 2014, the Fund incurred $54,080, and $28,826 in transfer agency and custody fees, respectively.  At August 31, 2014, fees of $6,865, and $1,394 were owed for transfer agency and custody fees, respectively.

The Fund also has a line of credit with U.S. Bank (see Note 9).
The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2014, the Fund was allocated $11,997 of the Trust’s Chief Compliance Officer fee.  At August 31, 2014, the Fund owed fees of $2,002 to USBFS for Chief Compliance Officer’s services.

(7)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

Institutional Class	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
Shares sold	2,483,250	2,821,638
Shares reinvested	37	1,256
Shares exchanged from
Investor Class(1)	9,577	—
Shares redeemed	(1,118,392)	(72,268)
Net increase	1,374,472	2,750,626

Samson STRONG Nations Currency Fund
Notes to Financial Statements (Continued)
August 31, 2014

Investor Class	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
Shares sold	4,377	8,255
Shares exchanged from
Institutional Class(1)	(9,577)	—
Shares redeemed	(3,051)	(4)
Net increase/(decrease)	(8,251)	8,251

(1)	Investor Class shares converted to Institutional Class shares on May 30, 2014.

(8)	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2014, are summarized below.

Purchases
U.S. Government	$44,561,662
Other	42,708,275
Sales
U.S. Government	$38,953,894
Other	27,165,644

(9)	Line of Credit

The Fund has a line of credit in the amount of the lesser of $3,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 13, 2015.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate (3.25% as of August 31, 2014).  The credit facility is with the Fund’s custodian, U.S. Bank.  During the year ended August 31, 2014, the Fund did not utilize the line of credit.

Samson STRONG Nations Currency Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Samson STRONG Nations Currency Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Samson STRONG Nations Currency Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of August 31, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
October 30, 2014

Samson STRONG Nations Currency Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Samson STRONG Nations Currency Fund (the “Fund”), a series of the Trust, and Samson Capital Advisors LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Jonathan E. Lewis and Iraj Khani, Ph.D., the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of

Samson STRONG Nations Currency Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

the Fund.  The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date and one-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark indices, the Three-Month T-Bill Index and the Inverse U.S. Dollar Index, and in comparison to a peer group of U.S. open-end multicurrency funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended April 30, 2014 was negative and below the Morningstar Peer Group medians, each falling within the fourth quartile.  The Trustees further noted the Fund’s performance for the one-year period ended April 30, 2014 was the worst of its Morningstar Peer Group.  The Trustees further noted that for the quarter, one-year and since inception periods ended March 31, 2014, the Fund’s performance was negative and the Fund had underperformed its benchmark indices for each period.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Samson STRONG Nations Currency Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser has subsidized the Fund’s operations since inception and has not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.70% fell at the top of the first quartile and ranked below the Morningstar Peer Group average of 0.87%, which fell within the second quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% for Institutional Class shares fell within the second quartile, slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.98%, which also fell within the second quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Fund and the Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets

Samson STRONG Nations Currency Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

Samson STRONG Nations Currency Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Samson STRONG Nations Currency Fund
Additional Information
(Unaudited)

Tax Information

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2014.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-SCA-FNDS (1-855-722-3637).

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Independent Trustees
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	34	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	34	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Samson STRONG Nations Currency Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. Managing	34	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 71		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011).		Multi-
Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-
end investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	34	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Samson STRONG Nations Currency Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer,	Since	U.S. Bancorp Fund
Age: 54	Vice	July 1,	Services, LLC
	President	2014	(2014–present);
	and		Senior Vice President,
	Anti-Money		Ariel Investments,
	Laundering		LLC (2010–2013);
	Officer		Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund Services,
Age: 32		2011	LLC (2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-SCA-FNDS (1-855-722-3637).  A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-SCA-FNDS (1-855-722-3637), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SCA-FNDS (1-855-722-3637) to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Samson STRONG Nations Currency Fund

Investment Adviser	Samson Capital Advisors LLC
600 Lexington Avenue
20th Floor
New York, New York 10022

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

SZ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 8, 2013.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$24,000	$18,000
Audit-Related Fees	0	0
Tax Fees	$4,900	$3,675
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date     November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     November 5, 2014

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     November 5, 2014

* Print the name and title of each signing officer under his or her signature.